SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 28, 2006

GREENWICH CAPITAL ACCEPTANCE, INC. (as Depositor under the Pooling and Servicing Agreement dated as of June 1, 2006, providing for the issuance of Thornburg Mortgage Pass-Through Certificates, Series 2006-3)

        Thornburg Mortgage Securities Trust 2006-3

(Exact Name of Issuing Entity as Specified in its Charter)

        Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

  Thornburg Mortgage Home Loans, Inc.

(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-130961	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Green	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 625-2700

                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.  Other Events

The Registrant registered issuances of Thornburg Mortgage Securities Trust Mortgage Loan Pass-Through Certificates, Series 2006-3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-130961) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued in aggregate principal amount of $1,541,159,100 the Class A-1, Class A-2, Class A-3, Class A-X, Class A-R, Class B-1, Class B-2 and Class B-3 Thornburg Mortgage Securities Trust 2006-3, Mortgage Loan Pass-Through Certificates, Series 2006-3 (the “Public Certificates”) on June 28, 2006.  The Public Certificates were offered pursuant to the  Prospectus, dated April 26, 2006, as supplemented by the Prospectus Supplement, dated June 26, 2006 (the “Prospectus Supplement”), a form of which was filed as an exhibit to the Registration Statement.

This Current Report on Form 8-K includes a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates.  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of June 1, 2006, among Greenwich Capital Acceptance, Inc., as depositor, Wilmington Trust Company, as Delaware trustee, LaSalle Bank National Association, as trustee, Thornburg Mortgage Home Loans, Inc., as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator.  The “Certificates” consist of the following classes: Class A-1, Class A-2, Class A-3, Class A-X, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class I.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of hybrid, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $1,554,370,552 as of June 1, 2006, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Pooling and Servicing, dated as of June 1, 2006, among Greenwich Capital Acceptance, Inc.., as depositor, Wilmington Trust Company, as Delaware trustee, LaSalle Bank National Association (“LaSalle”), as trustee, Thornburg Mortgage Home Loans, Inc. (“Thornburg”), as seller and Wells Fargo Bank, N.A. (“Wells Fargo”), as master servicer and securities administrator.

4.2

Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between Thornburg Mortgage Home Loans, Inc., as seller, and Greenwich Capital Acceptance, Inc., as purchaser.

99.1

(a) Servicing Agreement, dated as of March 1, 2002, among Thornburg, as seller and servicer and Wells Fargo, as master servicer, as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002, and as amended by the Second Amendment to Servicing Agreement, dated as of January 1, 2006, and (b) the Subservicing Acknowledgement Agreement, dated as of March 1, 2002, between Thornburg, as servicer, and Cenlar FSB, as sub-servicer (“Cenlar”), as amended by the Amendment to Subservicing Acknowledgement Agreement, dated as of December 1, 2002, and by the Second Amendment to Subservicing Acknowledgement Agreement, dated as of January 1, 2006, including the related Transfer Notice, dated June 20, 2006, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar, as sub-servicer.

99.2

Master Reconstituted Servicing Agreement, dated as of March 1, 2006, by and among Thornburg, Countrywide Home Loans Servicing LP (“Countrywide”), as servicer, LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, N.A., as master servicer, and the related Transfer Notice, dated June 20, 2006 from Thornburg to Countrywide, related to the Master Mortgage Loan Purchase and Servicing Agreement between Thornburg and Countrywide Home Loans, Inc. dated November 27, 2005, as amended by Amendment Reg AB dated as of February 28, 2006, and assigned to Countrywide.

99.3

Auction Administration Agreement, dated as of June 28, 2006 between Credit Suisse International and Wells Fargo Bank, N.A.

99.4

ISDA Master Agreement, Schedule to ISDA Master Agreement, Schedule and swap confirmation, each dated as of June 28, 2006, between Credit Suisse International and Wells Fargo Bank, N.A.

99.5

Cap agreement, dated as of June 28, 2006, between The Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2006-3, relating to the Class A-1 Certificates.

99.6

Cap agreement, dated as of June 28, 2006, between The Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2006-3, relating to the Class A-2 Certificates.

99.7

Cap agreement, dated as of June 28, 2006, between The Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2006-3, relating to the Class A-3 Certificates.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By:  /s/ Shakti Radhakishun

     Name:  Shakti Radhakishun

     Title:    Senior Vice President

Dated:  June ____, 2006

EXHIBIT INDEX

Exhibit No.

Description

4.1

Pooling and Servicing, dated as of June 1, 2006, among Greenwich Capital Acceptance, Inc.., as depositor, Wilmington Trust Company, as Delaware trustee, LaSalle Bank National Association (“LaSalle”), as trustee, Thornburg Mortgage Home Loans, Inc. (“Thornburg”), as seller and Wells Fargo Bank, N.A. (“Wells Fargo”), as master servicer and securities administrator.

4.2

Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between Thornburg Mortgage Home Loans, Inc., as seller, and Greenwich Capital Acceptance, Inc., as purchaser.

99.1

(a) Servicing Agreement, dated as of March 1, 2002, among Thornburg, as seller and servicer and Wells Fargo, as master servicer, as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002, and as amended by the Second Amendment to Servicing Agreement, dated as of January 1, 2006, and (b) the Subservicing Acknowledgement Agreement, dated as of March 1, 2002, between Thornburg, as servicer, and Cenlar FSB, as sub-servicer (“Cenlar”), as amended by the Amendment to Subservicing Acknowledgement Agreement, dated as of December 1, 2002, and by the Second Amendment to Subservicing Acknowledgement Agreement, dated as of January 1, 2006, including the related Transfer Notice, dated June 20, 2006, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar, as sub-servicer.

99.2

Master Reconstituted Servicing Agreement, dated as of March 1, 2006, by and among Thornburg, Countrywide Home Loans Servicing LP (“Countrywide”), as servicer, LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, N.A., as master servicer, and the related Transfer Notice, dated June 20, 2006 from Thornburg to Countrywide, related to the Master Mortgage Loan Purchase and Servicing Agreement between Thornburg and Countrywide Home Loans, Inc. dated November 27, 2005, as amended by Amendment Reg AB dated as of February 28, 2006, and assigned to Countrywide.

99.3

Auction Administration Agreement, dated as of June 28, 2006 between Credit Suisse International and Wells Fargo Bank, N.A.

99.4

ISDA Master Agreement, Schedule to ISDA Master Agreement, Schedule and swap confirmation, each dated as of June 28, 2006, between Credit Suisse International and Wells Fargo Bank, N.A.

99.5

Cap agreement, dated as of June 28, 2006, between The Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2006-3, relating to the Class A-1 Certificates.

99.6

Cap agreement, dated as of June 28, 2006, between The Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2006-3, relating to the Class A-2 Certificates.

99.7

Cap agreement, dated as of June 28, 2006, between The Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2006-3, relating to the Class A-3 Certificates.